UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2017

DATE OF REPORTING PERIOD: November 1, 2016 through April 30, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE
Convertible Opportunities and Income Fund (CHI)
SEMIANNUAL REPORT APRIL 30, 2017

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Experience and Foresight

About Calamos Investments

For 40 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. Three are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
Founder, Chairman
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2017. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given political as well as fiscal and monetary policy unknowns, and their potential impact on interest rates and the fixed income market.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0950 per share. We believe the Fund’s current annualized distribution rate, which was 10.05%* on a market price basis as of April 30, 2017, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor

*

Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/17/17 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0322 is paid from ordinary income or capital gains and that approximately $0.0628 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT          1

Letter to Shareholders

in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 32.)

Market Review

During the semiannual period, investors were encouraged by the prospect of increased fiscal policy, generally improving economic data, globally accommodative monetary policy and a weakening dollar. Against this backdrop, equity markets around the world advanced. The MSCI World Index, a measure of developed market equity performance, returned 12.44%, while the S&P 500 Index, a measure of the U.S. market advanced even further, gaining 13.32%. Emerging market equities also rallied, gaining 9.03%, based on the MSCI Emerging Markets Index. Convertible securities, which combine attributes of stocks and bonds, participated in the upside performance of the equity markets. The U.S.-focused BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index returned 11.28%, while the BofA Merrill Lynch Global 300 Convertible Index advanced 7.44%.

As the Federal Reserve continued tightening short-term rates, investor enthusiasm for fixed income securities waned. Still, there were opportunities within the fixed income markets. Although the government and investment-grade corporate bond markets inched into negative territory for the period, as measured by a -0.67% return for the Bloomberg Barclays U.S. Aggregate Bond Index, high-yield securities benefited from their equity sensitivity and market participants’ continued quest for income, as demonstrated by the Credit Suisse U.S. High Yield Index’s gain of 5.64%.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

**

Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2           CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

Outlook

We expect sustained and balanced global economic growth to continue, supported by favorable economic trends in the United States, Europe, and many emerging markets. A stabilizing dollar, contained inflation, and an increased emphasis on fiscal policy – most notably but not exclusively in the United States – can provide tailwinds to sustain economic growth. These conditions also set the stage for additional stock market upside, particularly in growth areas of the market.

We expect the Federal Reserve to continue gradually tightening short-term rates. Many investors have been conditioned to think of any rate increase in negative terms, but we believe controlled rate increases made in response to improving economic conditions should be viewed more positively. For example, a more normal rate environment can provide incentives for banks to lend capital to smaller businesses, a key engine of job growth.

While we have a constructive outlook on the global economy and equity markets, we are vigilant to the crosscurrents of a highly politically charged environment, both in the U.S. and globally. Further, although pro-growth policies offer tremendous potential, fiscal policy takes time to implement and work through the economy. We expect volatility in the markets due to these factors, as well as longer-standing geopolitical concerns and conflicts.

Drawing on our collective experience navigating upside opportunity and downside risk, our investment organization believes the Calamos Funds are well positioned. As you will read in the investment manager commentaries, we continue to identify opportunities across the global markets. We see considerable potential for growth equities, as economic conditions continue to improve around the world. We also believe convertible securities remain an attractive diversification tool, as they have tended to demonstrate greater resilience to rising interest rates than traditional bonds, as well as resilience during equity market volatility. Finally, although rising interest rates are likely to create headwinds for some areas of the bond market, longer-term rates have remained well behaved and are unlikely to soar. In this environment, we believe there are opportunities for active managers in select segments, including in high yield.

Conclusion

As the saying goes, every bull market climbs a wall of worry. In other words, opportunity and volatility always go hand in hand. Even upward-moving markets see their share of shorter-term downturns and at times, corrections. When retracements occur, I encourage investors to maintain a long-term focus and rely on their financial advisors. A financial advisor can help align your asset allocation with the opportunities in the global markets as well as your risk tolerance and goals.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT          3

Letter to Shareholders

In closing, thank you for the trust you have placed in Calamos Investments to help you achieve your financial goals. We are honored to serve you. I invite you to visit our website, www.calamos.com, on an ongoing basis. You’ll find many resources, including blogs and videos from our investment team and thought leadership pieces.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Sources: Lipper, Inc. and Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

4           CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund
(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund
(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative
investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible
securities and corporate bonds, in both U.S. and
non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund
(Ticker: CSQ)

Invests in equities and higher-yielding convertible
securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund
(Ticker: CCD)

Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 32.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT          5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/17
Common Shares – Inception 6/26/02
			Since
	6 Months	1 Year	Inception**
On Market Price	21.02%	31.21%	9.11%
On NAV	9.87%	17.32%	9.34%
* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology			23.1%
Consumer Discretionary			19.5
Health Care			14.2
Energy			9.4
Industrials			9.1
Financials			6.0
Materials			4.5
Telecommunication Services			4.0
Utilities			3.2
Real Estate			2.5
Consumer Staples			2.5
Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND
INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income. We believe the broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. During the six months ended April 30, 2017, the Fund maintained a high proportional exposure to convertible assets. We believe such exposure, which constituted over half the portfolio at the end of the period, positions us well to participate in the equity markets in a risk-managed manner in 2017.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor companies that are actively participating in globalization with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund increased 9.87% on a net asset value (NAV) basis and 21.02% on a market price basis for the six-month period ended April 30, 2017 versus 5.62% for Credit Suisse U.S. High Yield Index for the same period and 10.52% for the BofA Merrill Lynch All U.S. Convertibles Index.

At the end of the reporting period, the Fund’s shares traded at a 1.52% premium to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

6           CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the last six-month period. We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0950 per share, resulting in a current annualized distribution rate of 10.05% of market price as of April 30, 2017.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2017, the dividend yield of S&P 500 Index stocks averaged approximately 2.13%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.29% and 2.96%, respectively.

What factors influenced performance over the reporting period?

Improvements in the high yield bond and convertible bond markets contributed to the Fund’s strong performance over the period. The high yield market, as measured by the Credit Suisse U.S. High Yield Index, returned 5.62% for the period. While the convertible bond market, as measured by the BofA Merrill Lynch All U.S. Convertibles Index, returned 10.49% during the period. Convertible bond issuance was strong during the period, which presented us with a broad selection of investment opportunities. Price performance was enhanced by good valuations in the stock relative to the NAV earlier in the period, which served as an enticement to many investors.

From an economic sector perspective, an overweight and selection in healthcare (pharmaceuticals) contributed to performance. In addition, the Fund was helped by its overweight to Information Technology and selection in semiconductors.

Our selection in and underweight to energy (oil and gas exploration and production) was detrimental to performance. In addition, our selection in financials (diversified banks) lagged relative to the index.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT          7

Investment Team Discussion

How is the Fund positioned?

We continue to hold our highest allocations in the BB credit tier, as we believe this exposure will offer investors a better risk/reward dynamic while continuing to provide regular income. From an economic sector perspective, our heaviest exposures are in the information technology, health care and consumer discretionary sectors. We believe that these sectors should outperform given where we are in the economic recovery cycle and based on current demographic trends. We continue to maintain significant positions in convertible securities, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of April 30, 2017, approximately 59% our portfolio was invested in convertible securities. We believe this will enable our shareholders to take advantage of opportunities in the general equity markets as we believe they are poised for continued higher valuations. Long term, we believe patient investors will be rewarded for an allocation to convertibles and high yield at current levels.

The average credit quality of the portfolio is higher than that of the BofA ML All U.S. Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Moreover, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing very well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

The portfolio employs leverage at approximately 28%. We currently borrow through floating rate bank debt. Given low borrowing rates, this has been beneficial to the performance of the Fund. Although our borrowing costs increased over the period due to rising short-term interest rates, the overall, use of leverage contributed favorably to the Fund’s return, as the performance of the Fund’s holdings exceeded the cost of borrowing.

What are your closing thoughts for Fund shareholders?

Given our outlook for a continued period of economic growth, we are favoring quality growth companies. Favorable factors within the U.S. include solid job creation, relatively low interest rates, increased consumer confidence and limited inflationary pressures. We are emphasizing investments in companies with solid cash flow generation and stronger balance sheets. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals and lower political concerns in Europe. We are also optimistic about financials, as we believe those companies are favorably valued and positioned to grow revenues in a rising interest rate and lower regulatory environment. We are cautious about companies in the consumer staples and utilities sector. We believe they may be fully valued as investors seek those stocks for income rather than growth. We are selective regarding companies in the health care sector, favoring those that are more product growth oriented.

8           CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

We believe that investing in convertibles provides a means to participate in a portion of the equity market upside and to procure a measured degree of downside protection. We expect markets to have bouts of turbulence, which we see as a positive for convertibles. In this respect, we believe returns are best viewed over a full market cycle. We are focused on the more balanced convertibles, which we believe can be beneficial in a volatile market as they are more likely to limit losses in down markets and participate in up markets. We are also encouraged by the issuance of convertibles, which should provide broad investment opportunities throughout the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT          9

Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (54.2%)
	Consumer Discretionary (13.4%)
1,400,000	Altice Luxembourg, SA*^µ
	7.750%, 05/15/22	$1,488,963
	CalAtlantic Group, Inc.
5,500,000	6.625%, 05/01/20^	6,076,812
1,490,000	5.375%, 10/01/22	1,596,855
1,359,000	Century Communities, Inc.µ
	6.875%, 05/15/22	1,430,966
2,450,000	Charter Communications Operating,
	LLC / Charter Communications
	Operating Capital^µ
	4.908%, 07/23/25	2,625,481
6,111,000	Cooper Tire & Rubber Company
	8.000%, 12/15/19	6,857,123
3,400,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	3,571,071
	DISH DBS Corp.
5,460,000	7.875%, 09/01/19^µ	6,070,237
3,625,000	6.750%, 06/01/21^µ	3,949,981
3,135,000	5.125%, 05/01/20	3,278,975
	GameStop Corp.*
1,500,000	5.500%, 10/01/19	1,539,953
1,125,000	6.750%, 03/15/21^	1,159,481
2,334,000	Golden Nugget, Inc.*
	8.500%, 12/01/21	2,492,770
2,370,000	Hasbro, Inc.µ
	6.600%, 07/15/28	2,753,928
	L Brands, Inc.
3,000,000	7.600%, 07/15/37µ	2,964,915
1,200,000	6.875%, 11/01/35^	1,188,720
850,000	5.625%, 02/15/22^	899,525
680,000	6.950%, 03/01/33µ	652,977
1,409,000	Liberty Interactive, LLC
	8.250%, 02/01/30	1,515,077
	Meritage Homes Corp.
3,400,000	7.150%, 04/15/20	3,758,904
1,908,000	7.000%, 04/01/22	2,170,484
2,500,000	MGM Resorts Internationalµ
	6.750%, 10/01/20	2,785,388
	Netflix, Inc.
2,825,000	5.375%, 02/01/21	3,045,110
2,346,000	5.500%, 02/15/22	2,523,275
2,300,000	Penske Automotive Group, Inc.
	5.375%, 12/01/24	2,327,669
550,000	PetSmart, Inc.*^
	7.125%, 03/15/23	502,851
1,900,000	Reliance Intermediate Holdings, LP*
	6.500%, 04/01/23	2,057,672
PRINCIPAL
AMOUNT		VALUE
3,865,000	Royal Caribbean Cruises, Ltd.^
	7.500%, 10/15/27	$5,015,359
1,352,000	Sally Holdings, LLC / Sally Capital, Inc.
	5.625%, 12/01/25	1,397,907
3,500,000	Service Corp. International
	7.500%, 04/01/27	4,101,370
	SFR Group, SA*
2,800,000	6.000%, 05/15/22^µ	2,924,194
1,600,000	7.375%, 05/01/26	1,686,288
3,450,000	Sirius XM Radio, Inc.*^
	6.000%, 07/15/24	3,694,501
2,998,000	Taylor Morrison Communities, Inc.*
	5.250%, 04/15/21	3,081,884
3,000,000	Time, Inc.*^
	5.750%, 04/15/22	3,075,435
4,249,000	Toll Brothers Finance Corp.
	5.625%, 01/15/24	4,569,396
	ZF North America Capital, Inc.*
2,350,000	4.750%, 04/29/25	2,452,002
1,426,000	4.500%, 04/29/22^µ	1,497,450
		104,780,949

	Consumer Staples (2.8%)
313,000	B&G Foods, Inc.
	5.250%, 04/01/25	320,656
3,650,000	Fidelity & Guaranty Life Holdings, Inc.*
	6.375%, 04/01/21	3,745,557
2,200,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	1,829,773
4,968,000	JBS USA LUX SA*µ
	7.250%, 06/01/21	5,120,865
5,400,000	Land O’Lakes, Inc.*^µ
	6.000%, 11/15/22	5,998,779
1,952,000	Post Holdings, Inc.*
	7.750%, 03/15/24	2,172,713
2,300,000	The Nature’s Bounty Company*^
	7.625%, 05/15/21	2,448,856
		21,637,199

	Energy (7.4%)
3,341,000	Atwood Oceanics, Inc.^
	6.500%, 02/01/20	3,010,876
1,200,000	Bill Barrett Corp.^
	7.000%, 10/15/22	1,150,968
2,050,000	Blue Racer Midstream, LLC / Blue Racer
	Finance Corp.*^
	6.125%, 11/15/22	2,108,261
2,250,000	Calfrac Holdings, LP*^
	7.500%, 12/01/20	2,063,891
	Carrizo Oil & Gas, Inc.^
4,420,000	7.500%, 09/15/20	4,564,622
1,350,000	6.250%, 04/15/23	1,361,644

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
5,693,000	Cimarex Energy Companyµ
	5.875%, 05/01/22	$5,861,911
5,466,000	Drill Rigs Holdings, Inc.*@
	6.500%, 10/01/17	1,626,135
	Energy Transfer Equity, LP
2,530,000	4.187%, 11/01/66‡
	3 mo. USD LIBOR + 3.02%	2,177,381
1,900,000	5.875%, 01/15/24	2,058,280
875,000	5.500%, 06/01/27	941,281
1,125,000	EP Energy, LLC / Everest Acquisition
	Finance, Inc.*^µ
	8.000%, 02/15/25	1,008,113
3,550,000	Gulfmark Offshore, Inc.
	6.375%, 03/15/22	1,872,625
	Gulfport Energy Corp.*
1,200,000	6.375%, 05/15/25	1,197,978
1,155,000	6.000%, 10/15/24^	1,136,433
5,500,000	Laredo Petroleum, Inc.
	7.375%, 05/01/22	5,719,807
3,100,000	MPLX, LPµ
	4.875%, 06/01/25	3,301,949
	Oasis Petroleum, Inc.^
2,115,000	6.500%, 11/01/21	2,142,929
1,250,000	6.875%, 01/15/23	1,267,106
1,374,500	Petroleum Geo Services Company*^
	7.375%, 12/15/20	1,278,285
752,000	Rice Energy, Inc.
	7.250%, 05/01/23	812,747
5,000,000	SEACOR Holdings, Inc.^µ
	7.375%, 10/01/19	5,098,250
1,100,000	Southwestern Energy Company
	6.700%, 01/23/25	1,097,960
	W&T Offshore, Inc.*
1,480,463	9.000%, 05/15/20
	10.750% PIK rate	1,302,807
1,325,116	8.500%, 06/15/21
	10.000% PIK rate	1,046,842
2,780,000	Western Refining, Inc.
	6.250%, 04/01/21	2,876,174
		58,085,255

	Financials (4.0%)
	Ally Financial, Inc.µ
4,500,000	4.250%, 04/15/21	4,603,185
1,847,000	8.000%, 11/01/31	2,201,716
1,400,000	7.500%, 09/15/20	1,580,936
2,401,000	AON Corp.µ
	8.205%, 01/01/27	3,105,946
2,057,000	Brookfield Residential Properties, Inc.*µ
	6.375%, 05/15/25	2,151,200
PRINCIPAL
AMOUNT		VALUE
	CyrusOne, LP / CyrusOne Finance Corp.*
1,100,000	5.375%, 03/15/27	$1,134,199
320,000	5.000%, 03/15/24	329,615
	Dell International, LLC / EMC Corp.*
858,000	7.125%, 06/15/24^	948,142
858,000	5.875%, 06/15/21	909,660
2,000,000	Equinix, Inc.µ
	5.375%, 04/01/23	2,092,310
2,500,000	GLP Capital, LP / GLP Financing II, Inc.^
	5.375%, 04/15/26	2,637,500
2,850,000	Jefferies Finance, LLC*µ
	7.375%, 04/01/20	2,942,967
1,100,000	Lions Gate Entertainment Corp.*^
	5.875%, 11/01/24	1,142,768
2,290,000	Nationstar Mortgage, LLC / Nationstar
	Capital Corp.
	6.500%, 07/01/21	2,334,231
632,000	Navient Corp.^
	6.500%, 06/15/22	653,823
2,700,000	Quicken Loans, Inc.*
	5.750%, 05/01/25	2,737,125
		31,505,323

	Health Care (5.0%)
4,000,000	Acadia Healthcare Company, Inc.^
	5.625%, 02/15/23	4,155,320
3,225,000	Alere, Inc.^
	6.500%, 06/15/20	3,306,496
3,755,000	Community Health Systems, Inc.^
	7.125%, 07/15/20	3,384,945
3,100,000	DaVita, Inc.^
	5.125%, 07/15/24	3,195,480
678,000	Endo International, PLC*
	7.250%, 01/15/22	668,803
	HCA Holdings, Inc.
8,000,000	5.875%, 05/01/23	8,720,200
1,940,000	6.250%, 02/15/21	2,108,780
1,070,000	Hologic, Inc.*^
	5.250%, 07/15/22	1,128,149
2,250,000	Mallinckrodt International Finance, SA /
	Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	2,136,420
898,000	Surgical Care Affiliates, Inc.*
	6.000%, 04/01/23	973,522
6,150,000	Tenet Healthcare Corp.
	6.750%, 02/01/20	6,239,667
	Valeant Pharmaceuticals
	International, Inc.*
1,550,000	7.000%, 10/01/20^µ	1,361,163
1,365,000	5.875%, 05/15/23^	1,012,318
360,000	7.000%, 03/15/24	367,677
185,000	5.500%, 03/01/23^	136,954

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
276,000	VPII Escrow Corp.*^
	6.750%, 08/15/18	$276,154
		39,172,048

	Industrials (5.1%)
1,450,000	ACCO Brands Corp.*
	5.250%, 12/15/24	1,492,572
525,000	Allison Transmission, Inc.*µ
	5.000%, 10/01/24	535,526
440,000	American Greetings Corp.*
	7.875%, 02/15/25	469,830
290,000	Covanta Holding Corp.
	5.875%, 07/01/25	290,284
2,205,000	Garda World Security Corp.*
	7.250%, 11/15/21	2,229,244
1,325,000	GrafTech International, Ltd.
	6.375%, 11/15/20	1,147,781
4,555,000	H&E Equipment Services, Inc.µ
	7.000%, 09/01/22	4,778,719
545,000	Icahn Enterprises, LP
	4.875%, 03/15/19	553,905
1,150,000	James Hardie International
	Finance, Ltd.*
	5.875%, 02/15/23	1,205,948
850,000	Match Group, Inc.
	6.375%, 06/01/24	926,492
	Meritor, Inc.
2,053,000	6.250%, 02/15/24^	2,133,929
1,605,000	6.750%, 06/15/21	1,670,677
	Michael Baker International, LLC*
2,084,000	8.250%, 10/15/18	2,174,789
1,499,877	8.875%, 04/15/19
	9.625% PIK rate	1,512,618
2,735,000	Navistar International Corp.^
	8.250%, 11/01/21	2,775,027
2,200,000	Park-Ohio Industries, Inc.*
	6.625%, 04/15/27	2,281,774
1,000,000	Titan International, Inc.^
	6.875%, 10/01/20	1,028,600
2,350,000	TransDigm, Inc.
	5.500%, 10/15/20	2,407,152
2,300,000	United Continental Holdings, Inc.
	6.375%, 06/01/18	2,404,914
	United Rentals North America, Inc.
4,600,000	6.125%, 06/15/23^	4,818,776
1,972,000	7.625%, 04/15/22	2,065,118
1,224,000	WESCO Distribution, Inc.
	5.375%, 06/15/24	1,258,364
		40,162,039
PRINCIPAL
AMOUNT		VALUE
	Information Technology (6.0%)
3,000,000	Alliance Data Systems Corp.*
	6.375%, 04/01/20	$3,059,340
	Amkor Technology, Inc.µ
3,290,000	6.375%, 10/01/22^	3,439,284
939,000	6.625%, 06/01/21	957,803
8,000,000	Belden, Inc.*µ
	5.500%, 09/01/22	8,242,280
	Cardtronics, Inc.
1,925,000	5.125%, 08/01/22	1,971,903
1,555,000	5.500%, 05/01/25*	1,590,532
280,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	304,637
845,000	CDW, LLC / CDW Finance Corp.
	5.000%, 09/01/23	870,211
1,245,000	Clear Channel Worldwide Holdings, Inc.
	7.625%, 03/15/20	1,240,182
2,800,000	CommScope Technologies, LLC*µ
	6.000%, 06/15/25	2,996,014
3,400,000	First Data Corp.*^
	7.000%, 12/01/23	3,650,512
6,500,000	Hughes Satellite Systems Corp.^µ
	7.625%, 06/15/21	7,338,402
4,000,000	J2 Cloud Services, Inc.^
	8.000%, 08/01/20	4,159,200
	Nuance Communications, Inc.*
1,385,000	5.625%, 12/15/26	1,433,662
1,200,000	6.000%, 07/01/24^	1,265,334
776,000	5.375%, 08/15/20	794,577
3,400,000	ViaSat, Inc.^
	6.875%, 06/15/20	3,488,213
		46,802,086

	Materials (4.9%)
3,300,000	ArcelorMittal, SA^µ
	6.125%, 06/01/25	3,722,384
2,350,000	Arconic, Inc.^
	5.125%, 10/01/24	2,467,265
2,225,000	Ardagh Packaging Finance, PLC /
	Ardagh Holdings USA, Inc.*
	6.000%, 02/15/25	2,301,863
1,435,000	Chemtura Corp.
	5.750%, 07/15/21	1,486,344
	First Quantum Minerals, Ltd.*
748,000	7.000%, 02/15/21	774,763
600,000	7.250%, 04/01/23	610,527
360,000	7.500%, 04/01/25	367,772
	Freeport-McMoRan, Inc.^
945,000	4.550%, 11/14/24	892,160
600,000	3.550%, 03/01/22	566,385

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
4,410,000	Greif, Inc.
	7.750%, 08/01/19	$4,886,258
2,500,000	Huntsman International, LLC
	5.125%, 11/15/22	2,638,275
1,800,000	INEOS Group Holdings, SA*^
	5.625%, 08/01/24	1,831,194
370,000	Koppers, Inc.*^
	6.000%, 02/15/25	388,036
4,140,000	New Gold, Inc.*
	7.000%, 04/15/20	4,190,218
2,350,000	PH Glatfelter Company
	5.375%, 10/15/20	2,410,019
	Sealed Air Corp.*
2,055,000	6.500%, 12/01/20	2,304,477
900,000	5.250%, 04/01/23	960,665
1,095,000	Steel Dynamics, Inc.*
	5.000%, 12/15/26	1,128,118
4,000,000	Trinseo Materials Operating, SCA*µ
	6.750%, 05/01/22	4,238,780
		38,165,503

	Real Estate (0.5%)
1,235,000	Crescent Communities, LLC /
	Crescent Ventures, Inc.*
	8.875%, 10/15/21	1,298,220
	DuPont Fabros Technology, LP
1,300,000	5.875%, 09/15/21	1,358,032
925,000	5.625%, 06/15/23	978,701
290,000	Iron Mountain, Inc.*
	6.000%, 10/01/20	303,182
		3,938,135

	Telecommunication Services (3.8%)
221,000	Block Communications, Inc.*
	6.875%, 02/15/25	238,131
	CenturyLink, Inc.^
2,036,000	6.750%, 12/01/23	2,186,308
425,000	7.500%, 04/01/24	462,419
	CSC Holdings, LLC*
1,400,000	10.875%, 10/15/25	1,685,404
1,200,000	5.500%, 04/15/27	1,241,898
200,000	10.125%, 01/15/23	232,308
1,100,000	Embarq Corp.
	7.995%, 06/01/36	1,121,412
	Frontier Communications Corp.
2,782,000	7.625%, 04/15/24	2,424,457
1,975,000	11.000%, 09/15/25	1,908,739
1,580,000	10.500%, 09/15/22^	1,590,665
286,000	6.875%, 01/15/25^	240,008
1,450,000	Intelsat Jackson Holdings, SA*^
	8.000%, 02/15/24	1,567,363
PRINCIPAL
AMOUNT		VALUE
	Sprint Corp.^
7,000,000	7.875%, 09/15/23	$7,865,585
1,480,000	7.125%, 06/15/24	1,611,801
4,700,000	T-Mobile USA, Inc.^
	6.625%, 04/01/23	5,026,486
		29,402,984

	Utilities (1.3%)
3,000,000	AES Corp.^µ
	7.375%, 07/01/21	3,430,110
4,500,000	Calpine Corp.*
	6.000%, 01/15/22	4,710,780
1,580,000	NRG Energy, Inc.^
	6.625%, 01/15/27	1,569,777
		9,710,667
	TOTAL CORPORATE BONDS
	(Cost $413,750,895)	423,362,188

CONVERTIBLE BONDS (63.5%)
	Consumer Discretionary (13.8%)
7,100,000	CalAtlantic Group, Inc.µ
	1.250%, 08/01/32	7,227,906
	Ctrip.com International, Ltd.
3,200,000	1.000%, 07/01/20	3,570,128
3,010,000	1.250%, 09/15/22*	3,153,938
9,500,000	DISH Network Corp.*
	2.375%, 03/15/24	9,877,340
5,350,000	Liberty Interactive, LLC*^µ
	1.750%, 09/30/46	6,294,703
	Liberty Media Corp.
8,550,000	1.375%, 10/15/23	9,684,799
5,350,000	2.250%, 09/30/46*	5,829,574
2,750,000	Liberty Media Corp. /
	Liberty Formula One*^
	1.000%, 01/30/23	3,094,699
5,300,000	Macquarie Infrastructure Corp.^µ
	2.000%, 10/01/23	5,243,820
14,340,000	Priceline Group, Inc.^µ
	0.900%, 09/15/21	16,408,186
	Tesla, Inc.
22,865,000	1.250%, 03/01/21^µ	23,676,022
6,310,000	2.375%, 03/15/22	7,058,240
4,400,000	Weatherford International, Ltd.^
	5.875%, 07/01/21	5,260,222
1,375,000	World Wrestling Entertainment, Inc.*
	3.375%, 12/15/23	1,495,161
		107,874,738

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
		Energy (2.3%)
5,250,000		Nabors Industries, Inc.*^
		0.750%, 01/15/24	$4,526,550
2,800,000		Newpark Resources, Inc.*
		4.000%, 12/01/21	3,092,922
4,700,000		PDC Energy, Inc.
		1.125%, 09/15/21	4,576,790
5,370,000		SM Energy Company
		1.500%, 07/01/21	5,304,942
			17,501,204

		Financials (1.7%)
5,500,000		Ares Capital Corp.*^µ
		3.750%, 02/01/22	5,574,085
6,500,000	CAD	Element Fleet Management Corp.*
		4.250%, 06/30/20	4,832,252
3,125,000		TCP Capital Corp.*µ
		4.625%, 03/01/22	3,175,109
			13,581,446

		Health Care (10.0%)
2,400,000		Acorda Therapeutics, Inc.
		1.750%, 06/15/21	1,889,832
		BioMarin Pharmaceutical, Inc.^
5,711,000		1.500%, 10/15/20µ	7,127,556
4,600,000		0.750%, 10/15/18	5,398,698
5,950,000		Emergent Biosolutions, Inc.
		2.875%, 01/15/21	7,221,009
5,275,000		Evolent Health, Inc.*
		2.000%, 12/01/21	6,503,205
3,500,000		Flexion Therapeutics, Inc.*
		3.375%, 05/01/24	3,635,625
8,300,000		Hologic, Inc.**
		0.000%, 12/15/43	10,512,074
5,350,000		Insulet Corp.*
		1.250%, 09/15/21	5,435,252
5,400,000		Ionis Pharmaceuticals, Inc.^
		1.000%, 11/15/21	5,647,752
5,100,000		Ironwood Pharmaceuticals, Inc.
		2.250%, 06/15/22	6,203,054
5,839,000		Medidata Solutions, Inc.
		1.000%, 08/01/18	7,207,428
4,342,000		Molina Healthcare, Inc.^µ
		1.625%, 08/15/44	4,762,349
1,456,000		Neurocrine Biosciences, Inc.*
		2.250%, 05/15/24	1,522,430
4,050,000		NuVasive, Inc.
		2.250%, 03/15/21	5,413,919
			78,480,183
PRINCIPAL
AMOUNT		VALUE
	Industrials (6.7%)
5,300,000	Aerojet Rocketdyne Holdings, Inc.*
	2.250%, 12/15/23	$5,872,427
2,022,000	Air Lease Corp.^µ
	3.875%, 12/01/18	2,892,188
5,150,000	Atlas Air Worldwide Holdings, Inc.
	2.250%, 06/01/22	5,680,785
9,100,000	Dycom Industries, Inc.^µ
	0.750%, 09/15/21	11,531,065
8,000,000	Greenbrier Companies, Inc.*
	2.875%, 02/01/24	8,486,880
10,750,000	Pacira Pharmaceuticals, Inc.*^
	2.375%, 04/01/22	11,491,051
5,200,000	Tutor Perini Corp.*^µ
	2.875%, 06/15/21	6,435,234
		52,389,630

	Information Technology (26.2%)
2,700,000	Advanced Micro Devices, Inc.
	2.125%, 09/01/26	4,964,166
3,300,000	Citrix Systems, Inc.^
	0.500%, 04/15/19	4,039,695
4,400,000	Cypress Semiconductor Corp.*^µ
	4.500%, 01/15/22	5,453,580
10,600,000	Finisar Corp.*^
	0.500%, 12/15/36	9,874,589
5,350,000	Inphi Corp.*^
	0.750%, 09/01/21	5,491,374
11,350,000	Intel Corp.µ
	3.250%, 08/01/39	19,847,461
3,900,000	Knowles Corp.*
	3.250%, 11/01/21	4,727,951
5,500,000	Lumentum Holdings, Inc.*
	0.250%, 03/15/24	5,504,317
16,500,000	Microchip Technology, Inc.*^
	1.625%, 02/15/27	16,979,572
6,225,000	Micron Technology, Inc.µ
	2.125%, 02/15/33	15,919,037
5,250,000	Nice Systems, Inc.*
	1.250%, 01/15/24	5,449,815
2,500,000	Novellus Systems, Inc.^µ
	2.625%, 05/15/41	10,716,062
	ON Semiconductor Corp.^
6,400,000	1.000%, 12/01/20	6,768,064
5,250,000	1.625%, 10/15/23*	5,251,969
5,500,000	OSI Systems, Inc.*
	1.250%, 09/01/22	5,464,030
2,500,000	Pandora Media, Inc.^
	1.750%, 12/01/20	2,428,313
7,450,000	Proofpoint, Inc.^
	0.750%, 06/15/20	8,543,585
2,700,000	Red Hat, Inc.^
	0.250%, 10/01/19	3,554,240

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments April 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
5,150,000	Rovi Corp.^
	0.500%, 03/01/20	$5,094,226
8,800,000	Salesforce.com, Inc.^µ
	0.250%, 04/01/18	11,677,864
3,759,000	ServiceNow, Inc.^µ
	0.000%, 11/01/18	5,073,635
5,500,000	Silicon Laboratories, Inc.*^
	1.375%, 03/01/22	5,776,457
5,500,000	Square, Inc.*^
	0.375%, 03/01/22	5,826,590
	SunEdison, Inc.@
9,411,000	0.250%, 01/15/20*	84,981
898,000	2.000%, 10/01/18	8,190
5,225,000	Teradyne, Inc.*^
	1.250%, 12/15/23	6,576,237
5,250,000	Veeco Instruments, Inc.
	2.700%, 01/15/23	5,773,084
5,500,000	Viavi Solutions, Inc.*^
	1.000%, 03/01/24	5,591,657
3,937,000	WebMD Health Corp.*^
	2.625%, 06/15/23	3,814,343
	Workday, Inc.
5,125,000	0.750%, 07/15/18^µ	5,969,036
1,950,000	1.500%, 07/15/20	2,448,518
		204,692,638

	Materials (1.1%)
4,700,000	Royal Gold, Inc.
	2.875%, 06/15/19	5,001,646
2,800,000	RTI International Metals, Inc.
	1.625%, 10/15/19	3,332,420
		8,334,066

	Real Estate (1.7%)
3,600,000	Colony Starwood Homes*
	3.500%, 01/15/22	3,878,010
2,300,000	Empire State Realty OP, LP*
	2.625%, 08/15/19	2,637,329
4,200,000	Spirit Realty Capital, Inc.^µ
	2.875%, 05/15/19	4,227,510
2,750,000	Starwood Property Trust, Inc.µ
	4.375%, 04/01/23	2,749,574
		13,492,423
	TOTAL CONVERTIBLE BONDS
	(Cost $498,307,548)	496,346,328

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
400,000	United States Treasury Note^
	0.875%, 11/15/17
	(Cost $400,009)	399,790
NUMBER OF
SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (18.8%)
	Consumer Staples (0.7%)
54,000	Bunge, Ltd.µ
	4.875%, 12/31/49	$5,793,368

	Energy (3.4%)
95,000	CenterPoint Energy, Inc. (Time Warner,
	Inc., Charter Communications, Time,
	Inc.)^**§
	4.184%, 09/15/29	6,840,997
117,800	Hess Corp.
	8.000%, 02/01/19	7,026,770
	NuStar Energy, LP‡
175,000	7.625%, 12/31/49
	3 mo. USD LIBOR + 5.64%	4,436,250
55,769	8.500%, 12/31/49
	3 mo. USD LIBOR + 6.77%	1,493,494
158,550	Southwestern Energy Company
	6.250%, 01/15/18	2,930,004
73,500	WPX Energy, Inc.
	6.250%, 07/31/18	4,027,065
		26,754,580

	Financials (2.5%)
95,750	Affiliated Managers Group, Inc.µ
	5.150%, 10/15/37	5,493,656
4,600	Bank of America Corp.µ
	7.250%, 12/31/49	5,581,732
27,248	Virtus Investment Partners, Inc.^
	7.250%, 02/01/20	2,668,942
4,375	Wells Fargo & Companyµ
	7.500%, 12/31/49	5,556,250
		19,300,580

	Health Care (4.7%)
24,950	Allergan, PLC
	5.500%, 03/01/18	21,601,211
302,500	Anthem, Inc.µ
	5.250%, 05/01/18	15,542,450
		37,143,661

	Industrials (0.8%)
105,400	Rexnord Corp.^
	5.750%, 11/15/19	5,939,290

	Materials (0.4%)
70,000	Arconic, Inc.
	5.375%, 10/01/17	2,972,200

	Real Estate (1.3%)
16,650	American Tower Corp.
	5.500%, 02/15/18	1,927,238
130,225	Welltower, Inc.µ
	6.500%, 12/31/49	8,231,522
		10,158,760

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments April 30, 2017 (Unaudited)

NUMBER OF
SHARES		VALUE
	Telecommunication Services (1.7%)
44,000	Alibaba Exchangeable (Softbank)*§
	5.750%, 06/03/19	$6,048,530
68,800	T-Mobile USA, Inc.
	5.500%, 12/15/17	7,548,736
		13,597,266

	Utilities (3.3%)
107,225	DTE Energy Companyµ
	6.500%, 10/01/19	5,801,559
107,000	Great Plains Energy, Inc.^
	7.000%, 09/15/19	5,788,700
	NextEra Energy, Inc.
163,665	6.123%, 09/01/19	8,576,046
86,000	6.371%, 09/01/18^µ	5,303,620
		25,469,925
	TOTAL CONVERTIBLE
	PREFERRED STOCKS
	(Cost $145,127,833)	147,129,630

COMMON STOCK (0.1%)
	Financials (0.1%)
13,850	American International Group, Inc.µ
	(Cost $ 623,250)	843,604

SHORT TERM INVESTMENTS (0.7%)
2,936,303	Fidelity Prime Money Market Fund -
	Institutional Class	2,937,477
2,904,924	Morgan Stanley Institutional Liquidity
	Funds - Government Portfolio	2,904,924
	TOTAL SHORT TERM INVESTMENTS
	(Cost $5,842,401)	5,842,401
	TOTAL INVESTMENTS (137.4%)
	(Cost $1,064,051,936)	1,073,923,941

LIABILITIES, LESS OTHER ASSETS (-37.4%)		(292,101,585)

NET ASSETS (100.0%)		$781,822,356

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $218,271,833. $71,033,600 of the collateral has been re-registered by one of the counterparties, BNP (see Note 7 – Borrowings).

@	In default status and considered non-income producing.

‡	Variable rate security. The rate shown is the rate in effect at April 30, 2017.

**	Step Coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2017.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

FOREIGN CURRENCY ABBREVIATION

CAD Canadian Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Statement of Assets and Liabilities April 30, 2017 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,064,051,936)	$1,073,923,941
Cash with custodian (interest bearing)	228
Receivables:
Accrued interest and dividends	9,679,109
Investments sold	17,319,506
Prepaid expenses	80,407
Other assets	180,139
Total assets	1,101,183,330

LIABILITIES
Payables:
Notes payable	306,000,000
Investments purchased	12,135,643
Affiliates:
Investment advisory fees	707,741
Deferred compensation to trustees	180,139
Financial accounting fees	10,315
Trustees’ fees and officer compensation	13,818
Other accounts payable and accrued liabilities	313,318
Total liabilities	319,360,974
NET ASSETS	$781,822,356

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 70,023,322 shares issued and outstanding	$822,205,495
Undistributed net investment income (loss)	(29,651,857)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(20,601,414)
Unrealized appreciation (depreciation) of investments and foreign currency translations	9,870,132
NET ASSETS	$781,822,356
Net asset value per common shares based upon 70,023,322 shares issued and outstanding	$11.17

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	17

Statement of Operations Six Months Ended April 30, 2017 (Unaudited)

INVESTMENT INCOME
Interest	$22,444,482
Dividends	4,725,092
Securities lending income	33,456
Total investment income	27,203,030

EXPENSES
Investment advisory fees	4,236,302
Interest expense and related fees	2,015,050
Financial accounting fees	61,671
Legal fees	53,716
Printing and mailing fees	53,396
Trustees’ fees and officer compensation	39,171
Accounting fees	38,232
Audit fees	26,832
Custodian fees	14,436
Transfer agent fees	12,613
Registration fees	8,052
Other	58,640
Total expenses	6,618,111
NET INVESTMENT INCOME (LOSS)	20,584,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	12,535,936
Foreign currency transactions	(5,418)
Interest rate swaps	(105,143)
Change in net unrealized appreciation/(depreciation) on:
Investments	37,612,614
Foreign currency translations	(78)
Interest rate swaps	117,813
NET GAIN (LOSS)	50,155,724
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,740,643

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2017	YEAR ENDED OCTOBER 31, 2016

OPERATIONS
Net investment income (loss)	$20,584,919	$42,049,564
Net realized gain (loss)	12,425,375	(31,618,201)
Change in unrealized appreciation/(depreciation)	37,730,349	2,783,087
Net increase (decrease) in net assets applicable to shareholders resulting from operations	70,740,643	13,214,450

DISTRIBUTIONS FROM
Net investment income	(39,898,568)	(41,586,377)
Return of capital	—	(38,210,758)
Net decrease in net assets from distributions	(39,898,568)	(79,797,135)

CAPITAL STOCK TRANSACTIONS
Offering costs on shares	(75,749)	(135,036)
Reinvestment of distributions resulting in the issuance of stock	283,154	—
Net increase (decrease) in net assets from capital stock transactions	207,405	(135,036)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,049,480	(66,717,721)

NET ASSETS
Beginning of period	$750,772,876	$817,490,597
End of period	781,822,356	750,772,876
Undistributed net investment income (loss)	$(29,651,857)	$(10,338,208)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	19

Statement of Cash Flows Six Months Ended April 30, 2017 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$70,740,643
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(315,320,320)
Net proceeds from disposition of short term investments	14,251,359
Proceeds from disposition of investment securities	324,564,581
Amortization and accretion of fixed-income securities	(4,447,218)
Net realized gains/losses from investments	(12,536,650)
Change in unrealized appreciation or depreciation on investments	(37,612,614)
Change in unrealized appreciation or depreciation on interest rate swaps	(117,813)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	172,224
Prepaid expenses	(60,938)
Other assets	(3,484)
Increase/(decrease) in liabilities:
Payables to affiliates	(8,842)
Other accounts payable and accrued liabilities	70,463
Net cash provided by/(used in) operating activities	$39,691,391

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(75,749)
Distributions to shareholders	(39,615,414)
Net cash provided by/(used in) financing activities	$(39,691,163)
Net increase/(decrease) in cash	$228
Cash at beginning of period	$—
Cash at end of period	$228
Supplemental disclosure
Cash paid for interest and related fees	$1,963,499
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$283,154

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements (Unaudited)

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $180,139 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2017. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2017 were as follows:

Cost of purchases	$320,139,277
Proceeds from sales	338,830,973

The cost basis of investments for federal income tax purposes at April 30, 2017 was as follows*:

Cost basis of investments	$1,064,051,936
Gross unrealized appreciation	61,175,472
Gross unrealized depreciation	(51,303,467)
Net unrealized appreciation (depreciation)	$9,872,005

*	Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2017 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2016 were characterized for federal income tax purposes as follows:

YEAR ENDED
OCTOBER 31, 2016
Distributions paid from:
Ordinary income	$41,586,377
Long-term capital gains	—
Return of capital	38,210,758

As of October 31, 2016, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(32,075,586)
Net unrealized gains/(losses)	(38,975,284)
Total accumulated earnings/(losses)	(71,050,870)
Other	(174,344)
Paid-in-capital	821,998,090
Net assets applicable to common shareholders	$750,772,876

The Fund had capital loss carryforwards for the year ended October 31, 2016, with no expiration date, available to offset future realized capital gains, as follows:

Short-Term	$(15,073,312)
Long-Term	(17,002,274)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 70,023,322 shares outstanding at April 30, 2017. Calamos Advisors did not own any of the outstanding shares at April 30, 2017. Transactions in common shares were as follows:

	PERIOD ENDED	YEAR ENDED
	APRIL 30, 2017	OCTOBER 31, 2016
Beginning shares	69,997,487	69,997,487
Shares sold	—	—
Shares issued through reinvestment of distributions	25,835	—
Ending shares	70,023,322	69,997,487

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2017.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2017, the Fund had no outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2017, the Fund had no outstanding interest rate swap agreements as listed on the Schedule of Investments.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $107.5 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $322.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share a claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .20% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance. For the period ended April 30, 2017, the average borrowings under the Agreements were $306.0 million. For the period ended April 30, 2017, the average interest rate was 1.79%. As of April 30, 2017, the amount of total outstanding borrowings was $306.0 million ($76.5 million under the BNP Agreement and $229.5 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on April 30, 2017 was 1.16%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The dividend and interest payments are recorded as Dividend or Interest payments in the Statement of Operations. Earnings made by the lent securities are disclosed on a net basis as Securities Lending Income in the Statement of Operations.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery of such Lent Securities, or equivalent securities, to be made to the Fund’s custodian, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2017, the Fund used approximately $208.4 million of its cash collateral to offset the SSB Agreement, representing 19.2% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.86%, which can fluctuate depending on interest rates. As of April 30, 2017, approximately $203.6 million of securities were on loan ($201.6 million of fixed income securities and $2.0 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$423,362,188	$—	$423,362,188
Convertible Bonds	—	496,346,328	—	496,346,328
U.S. Government and Agency Securities	—	399,790	—	399,790
Convertible Preferred Stocks	117,151,520	29,978,110	—	147,129,630
Common Stocks U.S.	843,604	—	—	843,604
Short Term Investments	5,842,401	—	—	5,842,401
Total	$123,837,525	$950,086,416	$—	$1,073,923,941

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(UNAUDITED)
	SIX MONTHS
	ENDED
	APRIL 30,		YEAR ENDED OCTOBER 31,
	2017		2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.73		$11.68	$13.45	$13.20	$12.45	$12.31
Income from investment operations:
Net investment income (loss)*	0.29		0.60	0.62	0.72	0.75	0.81
Net realized and unrealized gain (loss)	0.72		(0.41)	(1.25)	0.67	1.14	0.47
Total from investment operations	1.01		0.19	(0.63)	1.39	1.89	1.28
Less distributions to common shareholders from:
Net investment income	(0.57)		(0.59)	(0.81)	(0.95)	(1.14)	(1.14)
Net realized gains	—		—	(0.02)	(0.19)	—	—
Return of capital	—		(0.55)	(0.31)	—	—	—
Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—		—	— (a)	— (a)	—	— (a)
Net asset value, end of period	$11.17		$10.73	$11.68	$13.45	$13.20	$12.45
Market value, end of period	$11.34		$9.89	$10.41	$13.69	$13.09	$12.51
Total investment return based on:(b)
Net asset value	9.87%		3.19%	(4.69)%	10.90%	16.08%	11.05%
Market value	21.02%		6.72%	(16.54)%	13.83%	14.56%	13.62%
Net assets, end of period (000)	$781,822		$750,773	$817,491	$931,703	$891,350	$840,737
Ratios to average net assets applicable to
common shareholders:
Net expenses(d)	1.75	%(c)	1.74%	1.84%	1.47%	1.49%	1.57%
Gross expenses prior to expense reductions and earnings credits	1.75	%(c)	1.74%	1.84%	1.47%	1.49%	1.57%
Net investment income (loss)	5.45	%(c)	5.61%	4.90%	5.38%	5.92%	6.60%
Portfolio turnover rate	31%		34%	36%	40%	62%	56%
Average commission rate paid	$0.0331		$0.0220	$0.0303	$0.0294	$0.0295	$0.0230
Asset coverage per $1,000 of loan outstanding(e)	$3,555		$3,454	$3,316	$3,588	$3,547	$3,950

*	Net investment income calculated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized.

(d)	Ratio of net expenses, excluding interest expense, to average net assets was 1.22%, 1.24%, 1.50%, 1.18%, 1.17% and 1.17%, respectively.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2017, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the six month period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2016 and the financial highlights for each of the five years in the period then ended; and in our report dated December 15, 2016, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 14, 2017

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

●	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

●	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

●	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

●	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-capstocks.

●	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

●	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	31

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

●	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

●	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

●	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	33

MANAGING YOUR CALAMOS

FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2016 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2017 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
CHISAN 1790 2017

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 14, 2017

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 14, 2017

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: June 14, 2017